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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 17, 2001

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

             (Exact name of registrant as specified in its charter)

                     BERMUDA                                 0-24796                       N/A
(State or other jurisdiction of incorporation and   (Commission File Number)   (IRS Employer Identification
                  organisation)                                                            No.)

 Clarendon House, Church Street, Hamilton                     HM CX Bermuda

 (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 441-296-1431

                                 Not Applicable

          (Former Name or Former Address, if changed since last report)


ITEM 5. OTHER EVENTS


Attached is a Press Release issued by Registrant on September 14, 2001 (the "Press Release"), announcing an International Arbitration Tribunal ruling.


EXHIBITS


99.1 Press Release of Central European Media Enterprises Ltd., dated September 14, 2001


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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Date: September 17, 2001     /s/ Mark J. L. Wyllie
                             ---------------------

                             Mark J. L. Wyllie


                             Vice President - Finance


                             (Principal Financial Officer and Duly
                                Authorized Officer)